Exhibit 99.1

SPAR Group Announces New President of its International Division

WHITE PLAINS, N.Y., June 21, 2016 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (Nasdaq:SGRP), a leading supplier of retail merchandising and other marketing services throughout the United States and internationally, today announced the senior leadership appointment of Steve Adolph as President of its International Division. Mr. Adolph will be responsible for overseeing both operational improvements and strategic and organic growth initiatives including geographic and service expansion of SPAR Group's International business segment.

During his 20-year career, Mr. Adolph has done business in more than 60 countries, holding executive positions for leading global consumer brands such as Equal, NutraSweet, Roundup, SentrySafe, Cat's Pride and Kalamazoo Outdoor Gourmet. He also has been involved in private label goods as VP of Marketing for the world's leading producer of private label beverages and was Chief Executive Officer of Asia/Pacific for a leading provider of home medical equipment. He earned a Bachelor's degree from Duke University where he graduated Magna Cum Laude and an MBA from Northwestern's Kellogg School of Business.

"Steve is an accomplished leader who has a track record of delivering profitable growth. With his leadership acumen and versatile global experience in consumer packaged goods, consumer durables, and luxury goods, I am confident that he is the right executive to lead the next stage of growth in our international business," said Jill Blanchard, Chief Executive Officer of SPAR Group. "He is perfectly suited to lead our global relationships with some of the biggest brands in the world, bringing value to their business and growth to ours."

Steve Adolph also commented, "I am excited to be joining this global organization. SPAR's footprint in this industry is unparalleled, and I'm impressed with the global technology and blue-chip client portfolio."

About SPAR Group

SPAR Group, Inc. is a diversified international merchandising and marketing services Company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. The Company provides merchandising and other marketing services to manufacturers, distributors and retailers worldwide, primarily in mass merchandiser, office supply, value, grocery, drug, independent, convenience, toy, home improvement and electronics stores, as well as providing furniture and other product assembly services, audit services, in-store events, technology services and marketing research. The Company has supplied these project and product services in the United States since certain of its predecessors were formed in 1979 and internationally since the Company acquired its first international subsidiary in Japan in May of 2001. Product services include restocking and adding new products, removing spoiled or outdated products, resetting categories "on the shelf" in accordance with client or store schematics, confirming and replacing shelf tags, setting new sale or promotional product displays and advertising, replenishing kiosks, providing in-store event staffing and providing assembly services in stores, homes and offices. Audit services include price audits, point of sale audits, out of stock audits, intercept surveys and planogram audits. Other merchandising services include whole store or departmental product sets or resets (including new store openings), new product launches, in-store demonstrations, special seasonal or promotional merchandising, focused product support and product recalls. The Company currently does business in 9 countries that encompass approximately 50% of the total world population through its operations in the United States, Canada, Japan, South Africa, India, China, Australia, Mexico and Turkey. For more information, please visit the SPAR Group's website at http://www.sparinc.com.

Forward-Looking Statements

This Press Release contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"), which will be filed shortly in a Current Report on Form 8-K by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for the year ended December 31, 2015 (the "Annual Report"), which was filed by SGRP with the SEC, SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders which was held on May 19, 2016 (the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Annual Report and the Proxy Statement, each an "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's corporate strategic objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs or consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A - Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Company Contact:

James R. Segreto

Chief Financial Officer

SPAR Group, Inc.

(914) 332-4100

Investor Contact:

Dave Mossberg

Three Part Advisors

(817) 310-0051